EXHIBIT 99.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



I, Martin L. Flanagan, Chief Financial Officer of Franklin Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 18, 2002                   /s/ Martin L. Flanagan
                                            ----------------------
                                            Martin L. Flanagan
                                            Chief Financial Officer